Exhibit 99.2
WaFd, Inc.
Fact Sheet
September 30, 2024
($ in Thousands)

	As of 03/24		As of 06/24		As of 09/24
Allowance for Credit Losses (ACL) - Total	$225,077		$225,324		$225,253
ACL - Loans	201,577		203,824		203,753
ACL Unfunded Commitments	23,500		21,500		21,500
Total ACL as a % of Gross Loans	1.00%		1.00%		1.01%

	03/24 QTR	03/24 YTD	06/24 QTR	06/24 YTD	09/24 QTR	09/24 YTD
Loan Originations - Total	$825,733	$1,697,179	$972,500	$2,669,679	$962,393	$3,632,072
Multi-Family	39,802	50,210	8,523	58,733	1,997	60,730
Commercial Real Estate	81,634	145,250	57,956	203,206	43,724	246,930
Commercial & Industrial	370,476	789,522	456,351	1,245,873	431,498	1,677,371
Construction	136,038	287,015	124,978	411,993	191,837	603,829
Land - Acquisition & Development	11,475	24,032	6,099	30,131	15,275	45,406
Single-Family Residential	67,506	151,020	141,018	292,038	138,234	430,272
Construction - Custom	50,940	97,242	58,490	155,732	54,049	209,781
Land - Consumer Lot Loans	3,914	7,763	6,478	14,241	6,946	21,187
HELOC	31,859	72,855	46,246	119,101	42,816	161,917
Consumer	32,089	72,270	66,361	138,631	36,017	174,648

Purchased Loans (including acquisitions)	$6,207,393	$6,207,393	$—	$6,207,393	$—	$6,207,393

Net Loan Fee and Discount Accretion	$7,127	$11,740	$14,807	$26,547	$10,942	$37,489

Repayments
Loans	$983,348	$2,136,858	$1,035,515	$3,172,373	$1,129,986	$4,302,359
MBS	35,927	72,364	58,582	130,946	64,885	195,831

MBS Net Premium Amortization	$160	$96	$561	$657	$403	$1,060

Efficiency
Operating Expenses/Average Assets	2.15%	1.95%	1.48%	1.77%	1.54%	1.71%
Efficiency Ratio (%)	77.74%	68.04%	56.61%	63.87%	57.21%	62.13%
Amortization of Intangibles	$1,303	$1,569	$3,197	$4,766	$2,977	$7,743

EOP Numbers
Shares Issued and Outstanding	81,405,391		81,157,173		81,220,269

Share repurchase information
Remaining shares authorized for repurchase	1,853,453		11,501,005		11,501,005
Shares repurchased	7,837	705,730	357,303	1,063,033	7,174	1,070,207
Average share repurchase price	$30.38	$24.52	$26.63	$25.23	$34.82	$25.29

WaFd, Inc.
Fact Sheet
September 30, 2024
($ in Thousands)

Tangible Common Book Value	As of 03/24		As of 06/24		As of 09/24
$ Amount	$2,168,367		$2,206,084		$2,251,875
Per Share	26.64		27.18		27.73

# of Employees	2,335		2,204		2,208

Investments
Available-For-Sale:
Agency MBS	$1,291,648		$1,351,997		$1,387,025
Other	1,146,466		1,076,771		1,185,684
	$2,438,114		$2,428,768		$2,572,709
Held-To-Maturity:
Agency MBS	$457,882		$447,638		$436,972
	$457,882		$447,638		$436,972

	As of 03/24		As of 06/24		As of 09/24
Loans Receivable by Category[1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$4,173,375	18.5%	$4,616,359	20.5%	$4,658,119	20.8%
Commercial Real Estate	3,570,790	15.8	3,781,247	16.8	3,757,040	16.8
Commercial & Industrial	2,290,452	10.1	2,394,978	10.6	2,337,139	10.4
Construction	2,631,783	11.6	2,247,530	10.0	2,174,254	9.7
Land - Acquisition & Development	215,831	1.0	195,796	0.9	200,713	0.9
Single-Family Residential	8,816,039	39.0	8,364,415	37.2	8,399,030	37.6
Construction - Custom	466,740	2.1	414,483	1.8	384,161	1.7
Land - Consumer Lot Loans	115,022	0.6	112,317	0.5	108,791	0.6
HELOC	243,852	1.1	255,271	1.1	266,151	1.2
Consumer	74,269	0.3	84,445	0.4	73,998	0.3
	22,598,153	100%	22,466,841	100%	22,359,396	100%
Less:
Allowance	201,577		203,824		203,753
Loans in Process	1,303,978		1,094,956		1,009,798
Net Deferred Fees, Costs and Discounts	297,339		294,142		229,491
Sub-Total	1,802,894		1,592,922		1,443,042
	$20,795,259		$20,873,919		$20,916,354

Net Loan Portfolio by Category[1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$4,067,739	19.6%	$4,488,124	21.5%	$4,530,951	21.7%
Commercial Real Estate	3,511,893	16.9	3,707,189	17.8	3,692,946	17.6
Commercial & Industrial	2,224,662	10.7	2,331,403	11.2	2,273,984	10.9
Construction	1,596,178	7.7	1,417,444	6.8	1,401,748	6.7
Land - Acquisition & Development	167,839	0.8	148,724	0.7	152,416	0.7
Single-Family Residential	8,578,862	41.3	8,146,045	39.0	8,239,778	39.4
Construction - Custom	221,460	1.1	188,940	0.9	180,988	0.9
Land - Consumer Lot Loans	111,043	0.5	108,927	0.4	105,496	0.5
HELOC	244,331	1.2	255,908	1.2	266,808	1.3
Consumer	71,252	0.3	81,215	0.4	71,239	0.3
	$20,795,259	100%	$20,873,919	100%	$20,916,354	100%
[1]These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
September 30, 2024
($ in Thousands)

	As of 03/24		As of 06/24		As of 09/24
Loans by State[1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,770,917	27.5%	$5,771,422	27.4%	$5,771,729	27.3%
Idaho	896,501	4.3	917,733	4.4	924,573	4.4
Oregon	2,441,076	11.7	2,486,762	11.8	2,463,530	11.7
Utah	2,013,988	9.6	2,084,601	9.9	2,085,051	9.9
Nevada	781,351	3.7	776,656	3.6	783,600	3.7
Texas	2,466,030	11.7	2,526,689	12.0	2,495,541	11.8
Arizona	2,386,260	11.4	2,314,192	11.0	2,319,106	11.0
New Mexico	750,750	3.6	750,935	3.6	761,853	3.6
California	3,121,531	14.9	3,027,699	14.4	3,037,606	14.4
Other	368,432	1.8	421,054	2.0	477,518	2.2
Total	$20,996,836	100%	$21,077,743	100%	$21,120,107	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:[1]
Multi-Family	$8,377	13.8%	$9,984	16.3%	$18,743	27.0%
Commercial Real Estate	27,022	44.4	26,408	43.1	26,362	37.9
Commercial & Industrial	4,436	7.3	2,138	3.5	—	—
Construction	—	—	1,120	1.8	1,120	1.6
Land - Acquisition & Development	112	0.2	74	0.1	74	0.1
Single-Family Residential	20,016	32.9	20,422	33.2	21,488	30.9
Construction - Custom	88	—	88	0.1	848	—
Land - Consumer Lot Loans	—	—	236	0.4	—	—
HELOC	491	0.8	758	1.2	596	0.9
Consumer	264	0.3	40	0.1	310	0.4
Total non-accrual loans	60,806	100%	61,268	100%	69,541	100%
Real Estate Owned	4,245		4,209		4,567
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$68,361		$68,787		$77,418

Non-accrual loans as % of total net loans	0.29%		0.29%		0.33%
Non-performing assets as % of total assets	0.23%		0.24%		0.28%

Net Charge-offs (Recoveries) by Category	03/24 QTR	CO % (a)	06/24 QTR	CO % (a)	09/24 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	—	—	201	0.02	—	—
Commercial & Industrial	33	0.01	1,343	0.22	136	0.02
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(21)	(0.04)	(17)	(0.03)	114	0.23
Single-Family Residential	76	—	(105)	(0.01)	(88)	—
Construction - Custom	—	—	—	—	(1)	—
Land - Consumer Lot Loans	(46)	(0.16)	(2)	(0.01)	(1)	—
HELOC	(1)	—	(1)	—	(1)	—
Consumer	105	0.57	(166)	(0.79)	(89)	(0.48)
Total net charge-offs (recoveries)	$146	—%	$1,253	0.02%	$70	—%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance
[1]These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
September 30, 2024
($ in Thousands)

	As of 03/24			As of 06/24			As of 09/24
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$8,254,930	38.7%	73	$8,302,664	39.2%	73	$8,528,608	39.9%	73
Idaho	918,143	4.3	22	922,547	4.4	22	949,025	4.5	22
Oregon	2,744,489	12.8	36	2,711,175	12.9	36	2,696,243	12.5	36
Utah	541,895	2.5	9	549,876	2.7	9	584,001	2.7	9
Nevada	513,980	2.4	8	508,648	2.4	8	527,704	2.5	8
Texas	404,120	1.9	5	371,539	1.8	5	398,736	1.9	5
Arizona	1,587,253	7.4	28	1,610,523	7.6	28	1,619,101	7.6	28
New Mexico	1,479,225	6.9	19	1,555,373	7.3	19	1,622,534	7.6	19
California	4,895,738	22.9	10	4,652,420	22.0	10	4,448,018	20.8	10
Total	$21,339,773	100%	210	$21,184,765	100%	210	$21,373,970	100%	210

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,482,010	11.6%		$2,514,310	11.9%		$2,500,467	11.7%
Interest Checking	4,579,413	21.5		4,481,465	21.2		4,486,444	21.0
Savings	771,260	3.6		733,973	3.5		718,560	3.4
Money Market	4,506,179	21.1		4,199,257	19.8		4,111,714	19.2
Time Deposits	9,000,911	42.2		9,255,760	43.7		9,556,785	44.7
Total	$21,339,773	100%		$21,184,765	100%		$21,373,970	100%

Deposits Uninsured & Non-collateraized - EOP	$5,436,402	25.5%		$5,238,217	24.7%		$5,134,192	24.0%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,807,709	4.16%		$2,300,304	4.37%		$2,923,299	4.72%
From 4 to 6 months	1,880,835	4.38%		2,586,273	4.76%		3,140,278	4.65%
From 7 to 9 months	2,093,121	4.75%		1,953,833	4.63%		1,236,201	4.49%
From 10 to 12 months	1,966,821	4.46%		1,071,346	4.26%		1,307,000	4.37%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$4,447,572	5.20%		$3,036,283	5.01%		$2,274,067	5.00%
1 to 3 years	191,507	3.12%		192,425	3.13%		193,355	3.17%
More than 5 years	850,422	1.06%		850,652	1.04%		850,885	1.23%
Total	$5,489,501			$4,079,360			$3,318,307

Interest Rate Risk
NPV post up 100 bps shock (b)		9.8%			8.9%			8.7%
NPV post down 100 bps shock (b)		1.1%			10.7%			10.2%
Change in NII after up 100 bps shock (b)		4.1%			3.0%			0.2%
Change in NII after down 100 bps shock (b)		(0.2)%			1.6%			0.4%
(b) Assumes no balance sheet management actions taken.

WaFd, Inc.
Fact Sheet
September 30, 2024
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd, Inc.
Fact Sheet
September 30, 2024
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2024			June 30, 2024			September 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$19,696,515	$274,341	5.60%	$23,536,530	$337,118	5.76%	$21,258,400	$308,598	5.78%
Mortgage-backed securities	1,470,581	12,905	3.53	1,765,314	17,523	3.99	1,817,639	18,088	3.96
Cash & investments	2,020,460	28,901	5.75	2,386,434	33,693	5.68	3,061,063	43,661	5.67
FHLB Stock	138,452	2,679	7.78	164,018	3,608	8.85	99,195	3,750	15.04
Total interest-earning assets	23,326,008	318,826	5.50%	27,852,296	391,942	5.66%	26,236,297	374,097	5.67%
Other assets	1,581,368			1,851,041			1,764,185
Total assets	$24,907,376			$29,703,337			$28,000,482

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	15,080,002	116,164	3.10%	18,398,704	154,359	3.37%	18,590,638	165,240	3.54%
Borrowings	4,323,454	44,065	4.10	5,406,585	60,397	4.49	3,535,015	36,045	4.06
Total interest-bearing liabilities	19,403,456	160,229	3.32%	23,805,289	214,756	3.63%	22,125,653	201,285	3.62%
Noninterest-bearing customer accounts	2,536,757			2,593,381			2,588,528
Other liabilities	328,680			357,611			290,208
Total liabilities	22,268,893			26,756,281			25,004,389
Shareholders’ equity	2,638,483			2,947,056			2,996,093
Total liabilities and shareholders' equity	$24,907,376			$29,703,337			$28,000,482

Net interest income/interest rate spread		$158,597	2.18%		$177,186	2.03%		$172,812	2.05%

Net interest margin (1)			2.73%			2.56%			2.62%

(1) Annualized net interest income divided by average interest-earning assets

WaFd, Inc.
Fact Sheet
September 30, 2024
Average Balance Sheet
($ in Thousands)

	Year Ended September 30,
	2024			2023
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,500,281	$1,165,849	5.69%	$17,095,014	$900,068	5.27%
Mortgage-backed securities	1,597,566	59,782	3.74	1,362,415	43,184	3.17
Cash & investments	2,330,505	133,608	5.73	1,742,806	91,058	5.22
FHLB & FRB stock	131,313	12,471	9.50	127,066	8,645	6.80
Total interest-earning assets	24,559,665	1,371,710	5.59%	20,327,301	1,042,955	5.13%
Other assets	1,682,721			1,484,271
Total assets	$26,242,386			$21,811,572
Liabilities and Shareholders’ Equity
Interest-bearing customer accounts	$16,327,208	532,434	3.26%	$12,906,383	237,233	1.84%
Borrowings	4,242,431	178,444	4.21	3,261,917	115,488	3.54
Total interest-bearing liabilities	20,569,639	710,878	3.46%	16,168,300	352,721	2.18%
Noninterest-bearing customer accounts	2,593,567			2,969,970
Other liabilities	322,071			296,840
Total liabilities	23,485,277			19,435,110
Shareholders’ equity	2,757,109			2,376,462
Total liabilities and shareholders’ equity	$26,242,386			$21,811,572

Net interest income/interest rate spread		$660,832	2.13%		$690,234	2.95%

Net interest margin			2.69%			3.40%

WaFd, Inc.
Fact Sheet
September 30, 2024
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2024
Multi-Family	1,938	2,351	$4,556,200	—	3	5	8	0.41%	$14,673	0.32%
Commercial Real Estate	1,295	2,882	3,732,155	1	—	3	4	0.31	661	0.02
Commercial & Industrial	1,827	1,277	2,332,732	1	4	8	13	0.71	2,046	0.09
Construction	406	3,507	1,424,016	1	—	3	4	0.99	2,050	0.14
Land - Acquisition & Development	81	1,979	160,317	—	—	2	2	2.47	74	0.05
Single-Family Residential	22,141	374	8,280,300	28	19	52	99	0.45	29,711	0.36
Construction - Custom	364	501	182,415	—	—	2	2	0.55	848	0.46
Land - Consumer Lot Loans	1,017	106	108,060	—	—	1	1	0.10	—	—
HELOC	4,400	61	269,857	13	6	6	25	0.57	2,510	0.93
Consumer	7,677	10	74,055	35	27	64	126	1.64	765	1.03
	41,146	513	$21,120,107	79	59	146	284	0.69%	$53,338	0.25%
June 30, 2024
Multi-Family	1,951	2,313	$4,513,323	—	1	2	3	0.15%	$6,612	0.15%
Commercial Real Estate	1,302	2,878	3,746,945	—	2	2	4	0.31	589	0.02
Commercial & Industrial	1,871	1,277	2,389,236	2	—	9	11	0.59	2,138	0.09
Construction	404	3,565	1,440,152	—	1	2	3	0.74	1,120	0.08
Land - Acquisition & Development	82	1,908	156,424	—	—	2	2	2.44	74	0.05
Single-Family Residential	21,789	376	8,186,361	35	16	56	107	0.49	32,111	0.39
Construction - Custom	400	476	190,433	1	—	1	2	0.50	848	0.45
Land - Consumer Lot Loans	1,037	108	111,574	2	1	4	7	0.68	703	0.63
HELOC	4,360	59	258,833	10	3	5	18	0.41	2,251	0.87
Consumer	7,110	12	84,462	32	17	48	97	1.36	275	0.33
	40,306	523	$21,077,743	82	41	131	254	0.63%	$46,721	0.22%
March 31, 2024
Multi-Family	1,765	2,317	$4,089,719	12	—	2	14	0.79%	$17,644	0.43%
Commercial Real Estate	1,287	2,754	3,544,884	—	—	7	7	0.54	24,598	0.69
Commercial & Industrial	1,898	1,203	2,283,922	15	—	13	28	1.48	4,575	0.20
Construction	450	3,608	1,623,496	2	—	—	2	0.44	760	0.05
Land - Acquisition & Development	87	2,020	175,704	—	—	3	3	3.45	112	0.06
Single-Family Residential	22,392	385	8,619,916	29	17	56	102	0.46	25,761	0.30
Construction - Custom	451	495	223,377	1	—	1	2	0.44	847	0.38
Land - Consumer Lot Loans	1,076	106	114,256	4	1	1	6	0.56	307	0.27
HELOC	4,318	57	247,305	5	2	3	10	0.23	1,009	0.41
Consumer	7,497	10	74,257	15	15	135	165	2.20	435	0.59
	41,221	509	$20,996,836	83	35	221	339	0.82%	$76,048	0.36%